SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                   FORM 8-K /A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of report (Date of earliest event reported): June 10, 2002

                         GOSUN COMMUNICATIONS LTD., INC.

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               (Exact name of Registrant as Specified in Charter)

           Texas                    000-18257                    91-1939829
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(State of Incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)


       80 Zhong Shan Er Road, Guangzhou, People's Republic of China 510080
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                    (Address of Principal Executive Offices)
       Registrant's telephone number, including area code (8620) 8387-9773

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          (Former name or Former Address, if Changed Since Last Report)

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Item 1. Change in Control of a Subsidiary of a Subsidiary of the Registrant.

         On June 10 and August 29, 2002, a related Chinese entity of the registrant, Guangdong Gosun Telecommunication Co., Ltd. (renamed on July 23, 2002 from Guangdong Gosun Network Science and Technology Co., Ltd.), invested RMB10,000,000 each on the respective dates, totally USD2,421,308, in Guangdong Gosun Communication Chain Operation Co., Ltd. ("GGCCO"), a subsidiary of the registrant, in consideration for 84% of the total outstanding shares of GGCCO. GGCCO is owned by the registrant through another subsidiary, Guangdong Gosun Communication Equipment Information & Technology Co., Ltd. (renamed from Guangdong Gosun Communication Equipment Sales Co., Ltd. on February 25, 2002). Thereafter, the interest of Gosun Communications Ltd., Inc. in GGCCO, previously at 100%, became 16%.


         The investment was certified under a "Capital Appraisal Report" issued by Guangdong Zhihe Certified Public Accountants on June 13 and August 30, 2002, and under an "Asset Appraisal Report" issued by Guangdong Nanyue Appraisal Co., Ltd. on June 13, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GOSUN COMMUNICATIONS LTD., INC.

Date  September 18, 2002
                                    By /s/ Yi-biao Chen
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                                    Name: Yi-biao Chen
                                    Title: Chairman of the Board